Subsequent Events	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

40. SUBSEQUENT EVENTS

On February 7, 2018, Suncor reached an agreement with Canbriam Energy Inc. (Canbriam) to exchange all of Suncor's northeast British Columbia mineral landholdings, including production, and consideration of $52 million for a 37% equity interest in Canbriam, a private natural gas company. The transaction is subject to regulatory approval and is expected to close in the first quarter of 2018.

On February 12, 2018 Suncor announced that it had entered into a purchase and sale agreement with Mocal Energy Limited (Mocal) to acquire Mocal's 5% interest in the Syncrude oil sands mining and upgrading joint arrangement for US$730 million ($925 million), subject to closing adjustments. The transaction has an effective date of January 1, 2018 and closed on February 23, 2018. Upon completion of the transaction, Suncor's working interest in Syncrude increased to 58.74%.

On February 20, 2018, Suncor acquired an additional 0.49% interest in the Fort Hills project for consideration of $65 million. The additional interest is an outcome of the commercial dispute settlement agreement reached among the Fort Hills partners on December 21, 2017. Teck also acquired an additional 0.19% interest in the project. Suncor's share in the project has increased to 53.55% and Teck's share has increased to 21.08% with Total's share decreasing to 25.37%. Working interests in the Fort Hills project may continue to be adjusted in accordance with the terms of the agreement.

On February 12, 2018, Suncor reached an agreement with Faroe Petroleum to purchase a 17.5% interest in the Fenja project in Norway for US$54.5 million ($68 million). This mature, well-defined project is awaiting regulatory approval and the transaction is expected to close in the second quarter of 2018, subject to customary closing conditions.